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[LOGO] First Security Benefit Life Insurance
       and Annuity Company of New York SM                                         ADVISORDESIGNS(R) DOLLAR COST AVERAGING

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.

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1. PROVIDE GENERAL ACCOUNT INFORMATION
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[ ] Application Attached or Contract Number _____________________________________

Name of Owner ___________________________________________________________________________________________________________
                First                                 MI                   Last

Mailing Address _________________________________________________________________________________________________________
                Street Address                                  City                      State               ZIP Code

Social Security Number/Tax I.D. Number ____________________________________

Daytime Phone Number ______________________________________ Home Phone Number ___________________________________________

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2. SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A. Effective Date________________________________________
                 Date (mm/dd/yyyy - must be between 1st and 28th of the month)

   If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B. Frequency (check one):

   [ ] Monthly    [ ] Quarterly

   [ ] Annually   [ ] Semi-Annually

C. Option (check one):

   [ ] $ ___________________ per transfer over __________________ months/years.

   [ ] _____________% per transfer over _________  months/years.

   [ ] Fixed Period over ______________ months/years.

   [ ] Only Interest/Earnings over ___________ months/years.

   (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)

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                                                                                                       Please Continue ->

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3. PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):                                TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

____ AIM V.I. Capital           ____ Rydex VT Large Cap         ___ % AIM V.I. Capital           ___ % Rydex VT Large Cap
     Appreciation                    Europe                           Appreciation                     Growth

____ Federated Fund for U.S.    ____ Rydex VT Large Cap         ___ % Federated Fund for U.S.    ___ % Rydex VT Large Cap
     Government Securities II        Growth                           Government Securities II         Japan

____ Federated High Income      ____ Rydex VT Large Cap         ___ % Federated High Income      ___ % Rydex VT Large Cap Value
     Bond II                         Japan                            Bond II
                                                                                                 ___ % Rydex VT Leisure
____ Fidelity VIP Contrafund    ____ Rydex VT Large Cap Value   ___ % Fidelity VIP Contrafund
                                                                                                 ___ % Rydex VT Long Dynamic
____ Fidelity VIP Growth        ____ Rydex VT Leisure           ___ % Fidelity VIP Growth              Dow 30
     Opportunities                                                    Opportunities
                                ____ Rydex VT Long Dynamic                                       ___ % Rydex VT Medius
____ Fidelity VIP Index 500          Dow 30                     ___ % Fidelity VIP Index 500
                                                                                                 ___ % Rydex VT Mekros
____ Fidelity VIP Investment    ____ Rydex VT Medius            ___ % Fidelity VIP Investment
     Grade Bond                                                       Grade Bond                 ___ % Rydex VT Mid Cap Growth
                                ____ Rydex VT Mekros
____ Neuberger Berman AMT                                       ___ % Neuberger Berman AMT       ___ % Rydex VT Mid Cap Value
     Guardian                   ____ Rydex VT Mid Cap Growth          Guardian
                                                                                                 ___ % Rydex VT Nova
____ Neuberger Berman AMT       ____ Rydex VT Mid Cap Value     ___ % Neuberger Berman AMT
     Partners                                                         Partners                   ___ % Rydex VT OTC
                                ____ Rydex VT Nova
____ PIMCO VIT Real Return                                      ___ % PIMCO VIT Real Return      ___ % Rydex VT Precious Metals
                                ____ Rydex VT OTC
____ PIMCO VIT Total Return                                     ___ % PIMCO VIT Total Return     ___ % Rydex VT Real Estate
                                ____ Rydex VT Precious Metals
____ Potomac Dynamic VP HY                                      ___ % Potomac Dynamic VP HY      ___ % Rydex VT Retailing
     Bond                       ____ Rydex VT Real Estate             Bond
                                                                                                 ___ % Rydex VT Sector Rotation
____ Potomac VP Money           ____ Rydex VT Retailing         ___ % RVT CLS Advisor One
     Market                                                           Amerigo                    ___ % Rydex VT Small Cap
                                ____ Rydex VT Sector Rotation                                          Growth
____ RVT CLS Advisor One                                        ___ % RVT CLS Advisor One
     Amerigo                    ____ Rydex VT Small Cap               Clermont                   ___ % Rydex VT Small Cap
                                     Growth                                                            Value
____ RVT CLS Advisor One                                        ___ % Rydex VT Arktos
     Clermont                   ____ Rydex VT Small Cap                                          ___ % Rydex VT Strengthening
                                     Value                      ___ % Rydex VT Banking                 Dollar
____ Rydex VT Arktos
                                ____ Rydex VT Strengthening     ___ % Rydex VT Basic Materials   ___ % Rydex VT Technology
____ Rydex VT Banking                Dollar
                                                                ___ % Rydex VT Biotechnology     ___ % Rydex VT
____ Rydex VT Basic Materials   ____ Rydex VT Technology                                               Telecommunications
                                                                ___ % Rydex VT Commodities
____ Rydex VT Biotechnology     ____ Rydex VT                                                    ___ % Rydex VT Titan 500
                                     Telecommunications         ___ % Rydex VT Consumer
____ Rydex VT Commodities                                             Products                   ___ % Rydex VT Transportation
                                ____ Rydex VT Titan 500
____ Rydex VT Consumer                                          ___ % Rydex VT Electronics       ___ % Rydex VT U.S.
     Products                   ____ Rydex VT Transportation                                           Government Bond
                                                                ___ % Rydex VT Energy
____ Rydex VT Electronics       ____ Rydex VT U.S.                                               ___ % Rydex VT U.S.
                                     Government Bond            ___ % Rydex VT Energy Services         Government Money
____ Rydex VT Energy                                                                                   Market
                                ____ Rydex VT U.S.              ___ % Rydex VT Financial
____ Rydex VT Energy Services        Government Money                 Services                   ___ % Rydex VT Ursa
                                     Market
____ Rydex VT Financial                                         ___ % Rydex VT Health Care       ___ % Rydex VT Utilities
     Services                   ____ Rydex VT Ursa
                                                                ___ % Rydex VT Internet          ___ % Rydex VT Velocity 100
____ Rydex VT Health Care       ____ Rydex VT Utilities
                                                                ___ % Rydex VT Inverse           ___ % Rydex VT Weakening
____ Rydex VT Internet          ____ Rydex VT Velocity 100            Dynamic Dow 30                   Dollar

____ Rydex VT Inverse           ____ Rydex VT Weakening         ___ % Rydex VT Inverse Mid Cap   ___ % SBL Global
     Dynamic Dow 30                  Dollar
                                                                ___ % Rydex VT Inverse Small     ___ % SBL Small Cap Value
____ Rydex VT Inverse Mid Cap   ____ SBL Global                       Cap
                                                                                                 ___ % Wells Fargo Advantage
____ Rydex VT Inverse Small     ____ SBL Small Cap Value        ___ % Rydex VT Juno                    Opportunity VT
     Cap
                                ____ Wells Fargo Advantage      ___ % Rydex VT Large Cap         Must Total 100%
____ Rydex VT Juno                   Opportunity VT                   Europe

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.

X__________________________________________________________     X______________________________________________________________
 Signature of Owner                        Date (mm/dd/yyyy)     Signature of Joint Owner (if applicable)     Date (mm/dd/yyyy)

X__________________________________________________________      ______________________________________________________________
 Signature of Representative (optional)    Date (mm/dd/yyyy)     Print Name of Representative

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Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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